EXHIBIT 24.1

POWER OF ATTORNEY

Know all persons by these presents, that each person whose signature appears below constitutes and appoints H. Carol Bernstein, their Attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended September 30, 2008 and any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said Attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SIGNATURE                                        TITLE                                            DATE

/s/ William P. Noglows                                                      Chairman of the Board,                             November 25, 2008
----------------------------                                                      President and Chief
William P. Noglows                                                      Executive Officer

/s/ Robert J. Birgeneau                                                      Director                                                      November 25, 2008
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Robert J. Birgeneau

/s/ John P. Frazee, Jr.                                                      Director                                                      November 25, 2008
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John P. Frazee, Jr.

/s/ H. Laurance Fuller                                                      Director                                                      November 25, 2008
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H. Laurance Fuller

/s/ Barbara A. Klein                                                      Director                                                      November 25, 2008
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Barbara A. Klein

/s/ Edward J. Mooney                                                      Director                                                      November 25, 2008
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Edward J. Mooney

/s/ Steven V. Wilkinson                                                      Director                                                      November 25, 2008
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Steven V. Wilkinson

/s/ Bailing Xia                                                          Director                                                      November 25, 2008
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Bailing Xia